May 10, 2005

FUNDX UPGRADER FUNDS

FUNDX UPGRADER FUND
FUNDX AGGRESSIVE UPGRADER FUND
FUNDX CONSERVATIVE UPGRADER FUND
FUNDX FLEXIBLE INCOME FUND

Each a series of Professionally Managed Portfolios

Supplement to
Prospectus dated February 28, 2005

(Replacing Supplement Dated March 3, 2005)

Please note that the “Redemption Fee and Market Timing” section of the prospectus has been replaced in its entirety with the following:

The Funds expect that some portion of their assets will come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Because the Funds fully disclose their portfolio holdings monthly, they could be subject to such trading activity, especially when substantially invested in international or certain fixed-income funds. Because the Funds do not invest in individual securities, the Funds believe that there is little impact to their shareholders as a result of frequent trading. The Funds, therefore, do not see a need to restrict the frequency of purchases and redemptions and the Board of Trustees has approved this policy on their behalf. However, shareholders controlling greater than 5% of assets in any one FundX Upgrader Fund will be restricted to no more than four “round trips” through that Fund during any 12 month period. A round trip is an exchange or redemption out of the Fund followed by an exchange or purchase back into the same Fund. The Funds will look at both individual account holders as well as groups of accounts that are traded by a single entity (e.g. registered investment advisors) when determining which shareholders control greater than 5% of a Fund. With respect to omnibus accounts, the Funds will “look through” to the underlying shareholders when determining the 5% threshold. The Funds will notify shareholders who, in their determination, have exceeded the 5% threshold.

The risks associated with market timing activity and high portfolio turnover may have a negative impact on long-term investors. Short-term investors who engage in frequent purchases and redemptions can create some transaction costs that are borne by all shareholders. Frequent trading could increase the rate of a Fund’s portfolio turnover. The tax effects (and some trading costs) associated with portfolio turnover may adversely affect a Fund’s performance. In addition, large movements of assets into and out of a Fund may negatively impact the Fund’s ability to achieve its investment objectives or its desired level of operating expenses. For these reasons, each Fund assesses a 2.00% redemption fee on redemptions or exchanges of shares held for less than one month. The Funds will use the first-in, first-out (FIFO) method to determine the one-month holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one month, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for a one month period from the date of purchase. The fee is deducted from your proceeds and is retained by the Fund for the benefit of long-term shareholders.

Although the Funds have the goal of applying this redemption fee to redemptions of shares held for one month, the redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to redemptions made under a Fund’s Systematic Withdrawal Plan. Also, the redemption fee will not apply to the redemption of shares through automated rebalancing associated with the Funds’ model portfolio program. This program allows direct shareholders to assign their account to a pre-defined model based on their risk/return objectives. The model allocations automatically rebalance on a quarterly basis. In addition, the redemption fee may not apply in certain circumstances where it is not currently practicable for a Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans, including, but not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans). The redemption fee will also be applied to exchanges between Funds if the shares are purchased and held for less than one month. While the Funds make every effort to collect redemption fees, the Funds may not always be able to track short-term trading effected through financial intermediaries.

Please bear in mind that the Funds are not in a position to monitor all trading behavior and do not feel that adding the costs of establishing such a process would benefit Fund shareholders. However, the Funds may track the behavior of any shareholders that appear, in the Advisor’s opinion, to disrupt the management of the Funds. In addition to the establishment of a redemption fee, to help protect the interests of long-term investors and reward them for their commitment to the Funds’ strategies, the Funds may close any shareholder account to new purchases when, in the opinion of the Funds’ Advisor, in their sole discretion, the trading activity is disruptive to the management of a Fund. The Funds reserve the right, in their sole discretion to identify trading activity as disruptive or abusive. At all times, the Funds will act on behalf of the best interest of its long-term shareholders.

In addition, the following disclosure regarding the FundX Upgrader Funds’ Systematic Withdrawal Plan (“SWP”) has been added to the prospectus:

You may redeem shares of your Fund through a Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. You may establish a SWP on any account and in any amount you choose. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Please also note the following disclosure regarding the FundX Flexible Income Fund’s principal investment strategies is added to page 16 of the Prospectus:

The Fund also may purchase, without limit, shares of international and global Underlying Funds that invest in securities of companies located outside of the U.S., when they meet the Advisor’s selective criteria. Furthermore, these investments may include Underlying Funds that invest significant amounts of their portfolios in the securities of companies located in countries considered to have emerging markets or developing economies.

Additionally, the paragraph regarding “Emerging Markets Risk” on page 19 of the Prospectus is modified to include the FundX Flexible Income Fund.

Please retain this Supplement with the Prospectus.
The date of this Supplement is May 10, 2005